UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 4, 2026
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ROOT, INC.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-39658	84-2717903
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

80 E. Rich Street, Suite 500 Columbus, Ohio		43215
(Address of Principal Executive Offices)		(Zip Code)
(866) 980-9431
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	ROOT	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.
On May 4, 2026, Root, Inc. (the “Company”) entered into that certain Credit Agreement (the “Credit Agreement”), by and among the Company, Caret Holdings, Inc., as borrower (the “Borrower”), the lenders from time to time party thereto and The Huntington National Bank, as the administrative agent. The Credit Agreement provides for a senior secured term loan of $200.0 million, the entire amount of which was funded on May 4, 2026.

Borrowings under the Credit Agreement accrue interest at a rate per annum equal to the ABR (as defined in the Credit Agreement) or Term SOFR (as defined in the Credit Agreement) plus an applicable margin based on the Company’s Debt to Capital Ratio that ranges from 2.00% to 2.75% (in the case of ABR Loans) and 3.00% to 3.75% (in the case of Term SOFR Loans). Borrowings under the Credit Agreement mature on May 4, 2029. The Obligations under the Credit Agreement are guaranteed by Holdings and the subsidiaries of the Company (subject to certain exceptions) (collectively, the “Guarantors”) and are secured by substantially all of the assets of the Borrower and the Guarantors.

The Company may repay the loans under the Credit Agreement at any time. Amounts borrowed and repaid under the Agreement may not be reborrowed.

The Credit Agreement contains customary representations, warranties, events of default and covenants, including limitations on the incurrence of indebtedness, liens, restricted payments, investments, and asset sales. The Credit Agreement also contains certain financial covenants, including quarterly testing of a minimum Risk-Based Capital Ratio for each U.S. Insurance Subsidiary, a maximum Debt to Capital Ratio, minimum Consolidated Net Worth, a minimum Consolidated Debt Service Coverage Ratio and a minimum Regulated Subsidiary Equity (each as defined in the Credit Agreement).

The above summary of the Credit Agreement is qualified in its entirety by reference to the Credit Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.
Concurrently with the Closing of the Credit Agreement, the Company prepaid all of the outstanding term loans under its term loan agreement, dated as of January 26, 2022 (as amended, the “Existing Credit Agreement”), by and among the Company, Holdings, the other loan parties party thereto, the lenders party thereto and Acquiom Agency Services, LLC, as administrative agent. The Existing Credit Agreement was terminated in connection with the entry into the Credit Agreement. A summary of the material terms of the Existing Credit Agreement is included in the Company’s Current Report on Form 8-K filed on January 27, 2022, which summary is incorporated herein by reference.

Item 2.02 Results of Operations and Financial Condition.
On May 6, 2026, the Company announced its financial results for the quarter ended March 31, 2026 by issuing a letter to Shareholders (the "Letter"). A copy of the Letter is furnished as Exhibit 99.1 to this Current Report and incorporated by reference herein.
The information contained in Item 2.02 of this Form 8-K (including Exhibit 99.1 attached hereto) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly provided by specific reference in such a filing.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 7.01    Regulation FD Disclosure.
On May 6, 2026, the Company issued a press release announcing the execution of the Credit Agreement and the authorization of a $75 million share repurchase program. A copy of this press release is furnished herewith as Exhibit 99.2 to this Current Report on Form 8-K.
In addition, on May 6, 2026, the Company prepared an updated investor presentation containing certain information and financial highlights about the Company and its industry, a copy of which will be available on the Company's website at ir.joinroot.com. No information contained on or accessible through such website shall be deemed to be part of or incorporated by reference into this report. The Company undertakes no duty or obligation to publicly update or revise the information contained in this presentation, although it may do so from time to time.
The information contained in Item 7.01 of this Form 8-K, including Exhibit 99.2, shall not be deemed "filed" for purposes of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly provided by specific reference in such a filing.
Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits
The following exhibits relating to Items 2.02 and 7.01 shall be deemed to be furnished:

Exhibit No.	Description
10.1*
Credit Agreement, dated as of May 4, 2026, by and among Root, Inc., Caret Holdings, Inc., as borrower, the lenders from time to time party thereto and The Huntington National Bank, as the administrative agent for the lenders party thereto.

99.1	Letter to Shareholders, dated May 6, 2026
99.2	Press Release issued May 6, 2026
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.
* Schedules and similar attachments to the agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of all omitted schedule and similar attachments to the SEC upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROOT, INC.

Dated: May 6, 2026
	By:	/s/ Alexander Timm
Alexander Timm
Chief Executive Officer and Director